EXHIBIT 10.29.1
                                                               Execution Version


                    FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

     This FIRST AMENDMENT TO Amended and Restated Credit Agreement (this "Amendment") is entered into as of February 19, 2004, among Albertson's, Inc., a Delaware corporation (the "Company"), the several financial institutions party to this Amendment (individually, a "Bank" and, collectively, the "Banks"), Bank One, NA, as syndication agent (in such capacity, the "Syndication Agent"), Union Bank of California, N.A. and Wells Fargo Bank, N.A., as documentation agents (in such capacity, the "Documentation Agents") and Bank of America, N.A., as administrative agent for itself and the Banks (in such capacity, the "Agent").

     WHEREAS, the Company, the Banks party thereto and the Agent entered into a Credit Agreement dated as of March 22, 2000, as amended and restated as of March 15, 2001, as amended and restated as of March 13, 2002, as further modified by certain consents effective as of June 14, 2002 and July 5, 2002, respectively, and as amended and restated as of March 7, 2003 (as in effect as of the date of this Amendment, the "Credit Agreement") providing for a 364-day revolving credit facility; and

     WHEREAS, the parties hereto desire to amend the Credit Agreement subject to the terms and conditions of this Amendment;

     NOW, THEREFORE, the parties hereto agree as follows:

1. Definitions; References; Interpretation.

     (a) Unless otherwise specifically defined herein, each term used herein (including in the Recitals hereof) which is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement.

     (b) Each reference to "this Amendment", "hereof", "hereunder", "herein" and "hereby" and each other similar reference contained in the Credit Agreement, and each reference to "the Credit Agreement" and each other similar reference in the other Loan Documents, shall from and after the Effective Date (as defined in subsection 2) refer to the Credit Agreement as amended and restated hereby.

     (c) The rules of interpretation set forth in Section 1.02 of the Credit Agreement shall be applicable to this Amendment.

2. Amendments to Credit Agreement. Subject to the terms and conditions hereof, the Credit Agreement is amended as follows, effective as of the date of satisfaction of the conditions set forth in Section 4 (the "Effective Date"):

     (a) Amendments to Article I of the Credit Agreement.

          (1) The definition of "Revolving Termination Date" is amended in its entirety to provide as follows: "Revolving Termination Date" means the earlier to occur of:


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               (a) July 31, 2004,  as the same may be extended from time to time pursuant to Section 2.16; and

               (b) the date on which the Commitments terminate in accordance with the provisions of this Agreement.

          (2) The defined term, "Company's 2001 Form 10-K" shall be deleted, and a new defined term, "Company's 2002 Form 10-K" shall be added as follows:

               "Company's 2002 Form 10-K" means the Company's Annual Report on Form 10-K for the fiscal year ended January 30, 2003, as filed with the SEC pursuant to the Exchange Act.

     Accordingly, each reference to "Company's 2001 Form 10-K" in the Credit Agreement shall be deemed to refer to "Company's 2002 Form 10-K," and each reference to January 31, 2002 in Sections 1.01, 4.02 and 5.10 of the Credit Agreement shall be deemed to refer to January 30, 2003.

     (b) Amendments to Article V of the Credit Agreement. The two references to "October 31, 2002" in Section 5.10(b) of the Credit Agreement shall be deleted and replaced by "October 30, 2003" for each such reference.

     (c) Amendments to Article VI of the Credit Agreement. The following paragraph shall be added to the end of Section 6.01 of the Credit Agreement:

               Documents required to be delivered pursuant to Section 6.01(a) or
          (b) or Section 6.01(f) or (g) (to the extent any such documents are included in materials otherwise filed with the SEC) may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date (i) on which the Company posts such documents, or provides a link thereto on the Company's website on the internet at http://www.albertsons.com; or (ii) on which such documents are posted on the Company's behalf on an internet or intranet website, if any, to which each Bank and the Agent have access (whether a commercial, third-party website or whether sponsored by the Agent); provided that:
          (x) the Company shall deliver paper copies of such documents to the Agent or any Bank that requests the Company to deliver such paper copies until a written request to cease delivering paper copies is given by the Agent or such Bank and (y) the Company shall notify (which may be by facsimile or electronic mail) the Agent and each Bank of the posting of any such documents and provide to the Agent by electronic mail electronic versions (i.e., soft copies) of such documents. Notwithstanding anything contained herein, in every instance the Company shall be required to provide paper copies of the Compliance Certificates required by Section 6.01(c) to the Agent. Except for such Compliance Certificates, the Agent shall have no obligation to request the delivery or to maintain copies of the documents referred to above, and in any event shall have no responsibility to monitor compliance by the Company with any such request for delivery, and each Bank shall be solely responsible for requesting delivery to it or maintaining its copies of such documents. Notwithstanding anything to the contrary in Section 10.05, no Indemnified Person shall be liable for any damages arising from the use by others of any information or other materials obtained through IntraLinks or other similar information transmission systems in connection with this Agreement.

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3. Representations and Warranties. The Company hereby represents and warrants to the Agent and the Banks as follows:

     (a) No Default or Event of Default has occurred and is continuing (or would result from the amendment of the Credit Agreement contemplated hereby).

     (b) The execution, delivery and performance by the Company of this Amendment and the Credit Agreement (as amended by this Amendment) have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, or notice to or action by, any Person (including any Governmental Authority) in order to be effective and enforceable.

     (c) This Amendment and the Credit Agreement (as amended by this Amendment) constitute the legal, valid and binding obligations of the Company, enforceable against it in accordance with their respective terms.

     (d) All representations and warranties of the Company contained in the Credit Agreement are true and correct (except to the extent such representations and warranties expressly refer to an earlier date, in which case they shall be true and correct as of such earlier date and except that this subsection (d) shall be deemed instead to refer to (x) the last day of the most recent quarter and year for which financial statements have then been delivered; (y) to the most recent Form 10-K and Forms 10-Q filed subsequently thereto by the Company with the SEC, in respect of the representations and warranties made in Section
5.05 of the Credit Agreement; and (z) to the most recent Form 10-K filed by the Company with the SEC, in respect of the representations and warranties made in
Section 5.10(a) of the Credit Agreement).

     (e) There has occurred since January 30, 2003 (except as disclosed in any public filings since such date), no event or circumstance that has resulted or could reasonably be expected to result in a Material Adverse Effect.

     (f) The Company is entering into this Amendment on the basis of its own investigation and for its own reasons, without reliance upon the Agent and the Banks or any other Person.

     (g) The Company's obligations under the Credit Agreement and under the other Loan Documents are not subject to any defense, counterclaim, set-off, right of recoupment, abatement or other claim.

4. Conditions of Effectiveness.

     (a) The effectiveness of Section 2 of this Amendment shall be subject to the satisfaction of each of the following conditions precedent:

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          (1) The Agent  shall have  received  from the  Company and each of the
     Banks a duly executed original (or, if elected by the Agent, an executed facsimile copy) of this Amendment.

          (2) The Agent shall have received evidence of payment by the Company of all fees, costs and expenses due and payable as of the Effective Date hereunder and under the Credit Agreement, including such fees payable to the Banks as separately agreed, and any costs and expenses payable under
     Section 5(g) of this Amendment (including the Agent's Attorney Costs, to the extent invoiced on or prior to the Effective Date).

          (3) The Agent shall have received from the Company a certificate of the Secretary or Assistant Secretary of the Company, dated as of the Effective Date, stating that the copy of the resolutions adopted by the board of directors of the Company on December 6, 2000 and attached to the certificate of the Secretary of the Company delivered in connection with the Credit Agreement have not been amended and remain in full force and effect.

          (4) The Agent shall have received all other documents it or any Bank may reasonably request relating to any matters relevant hereto, all in form and substance satisfactory to the Agent and each Bank.

          (5) The representations and warranties in Section 3 of this Amendment shall be true and correct on and as of the Effective Date with the same effect as if made on and as of the Effective Date.

     (b) For purposes of determining compliance with the conditions specified in
Section 4(a), each Bank that has executed this Amendment shall be deemed to have consented to, approved or accepted, or to be satisfied with, each document or other matter either sent, or made available for inspection, by the Agent to such Bank for consent, approval, acceptance or satisfaction, or required thereunder to be consented to or approved by or acceptable or satisfactory to such Bank.

     (c) From and after the Effective Date, the Credit Agreement is amended as set forth herein. The Credit Agreement (as amended by this Amendment) is hereby ratified and confirmed in all respects.

     (d) The Agent will notify the Company and the Banks of the occurrence of the Effective Date.

5. Miscellaneous.

     (a) The Company acknowledges and agrees that the execution and delivery by the Agent and the Banks of this Amendment shall not be deemed to create a course of dealing or an obligation to execute similar amendments or provide any waivers or other amendments under the same or similar circumstances in the future.

     (b) This Amendment shall be binding upon and inure to the benefit of the parties hereto and thereto and their respective successors and assigns.


sf-1625869                             4.

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     (c) This  Amendment  shall be governed by and construed in accordance  with the law of the State of New York; provided that the Agent and the Banks shall retain all rights arising under Federal law.

     (d) This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Each of the parties hereto understands and agrees that this document (and any other document required herein) may be delivered by any party thereto either in the form of an executed original or an executed original sent by facsimile transmission to be followed promptly by mailing of a hard copy original, and that receipt by the Agent of a facsimile transmitted document purportedly bearing the signature of a Bank or the Company shall bind such Bank or the Company, respectively, with the same force and effect as the delivery of a hard copy original. Any failure by the Agent to receive the hard copy executed original of such document shall not diminish the binding effect of receipt of the facsimile transmitted executed original of such document of the party whose hard copy page was not received by the Agent.

     (e) This Amendment contains the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein. This Amendment supersedes all prior drafts and communications with respect hereto. This Amendment may not be amended except in accordance with the provisions of Section
10.01 of the Credit Agreement.

     (f) If any term or provision of this Amendment shall be deemed prohibited by or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this Amendment, the Credit Agreement or the Loan Documents.

     (g) The Company agrees to pay or reimburse BofA (including in its capacity as Agent), upon demand, for all reasonable costs and expenses (including reasonable Attorney Costs) incurred by BofA (including in its capacity as Agent) in connection with the development, preparation, negotiation, execution and delivery of this Amendment.

                            [Signature pages follow]


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     IN WITNESS  WHEREOF,  the parties  hereto have caused this  Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.



                                       ALBERTSON'S, INC.


                                       By:     /s/ John F. Boyd
                                               ---------------------------------
                                       Name:   John F. Boyd

                                       Title:  Group Vice President & Treasurer




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                                       BANK OF AMERICA, N.A., as
                                       Agent and as a Bank


                                       By:     /s/ Dan M. Killian
                                               ---------------------------------
                                       Name:   Dan M. Killian

                                       Title:  Managing Director




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                                       BANK ONE, NA as Syndication Agent
                                       and as a Bank


                                       By:     /s/ Steven P. Sullivan
                                               ---------------------------------
                                       Name:   Steven P. Sullivan

                                       Title:  Director




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





                                       UNION BANK OF CALIFORNIA, N.A.
                                       as Documentation Agent and as a Bank


                                       By:     /s/ Timothy P. Streb
                                               ---------------------------------
                                       Name:   Timothy P. Streb

                                       Title:  Senior Vice President



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                                       WELLS FARGO BANK, N.A.
                                       as Documentation Agent and as a Bank


                                       By:     /s/ Steven J. Anderson
                                               ---------------------------------
                                       Name:   Steven J. Anderson

                                       Title:  Senior Vice President



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                                       BANK OF OKLAHOMA, N.A.


                                       By:     /s/ Jane Faulkenberry
                                               ---------------------------------
                                       Name:   Jane Faulkenberry

                                       Title:  Senior Vice President



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                                       COOPERATIEVE CENTRALE RAIFFEISEN-
                                       BOERENLEENBANK B.A., "RABOBANK
                                       INTERNATIONAL", NEW YORK BRANCH


                                       By:     /s/ John J. McHugh
                                               ---------------------------------
                                       Name:   John J. McHugh

                                       Title:  Executive Director




                                       By:     /s/ Rebecca O. Morrow
                                               ---------------------------------
                                       Name:   Rebecca O. Morrow

                                       Title:  Executive Director



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                                       CREDIT SUISSE FIRST BOSTON
                                       CAYMAN ISLANDS BRANCH


                                       By:     /s/ Bill O'Daly
                                               ---------------------------------
                                       Name:   Bill O'Daly

                                       Title:  Director



                                       By:     /s/ Cassandra Droogan
                                               ---------------------------------
                                       Name:   Cassandra Droogan

                                       Title:  Associate


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                                       KEYBANK NATIONAL ASSOCIATION


                                       By:     /s/ Michael J. Vegh
                                               ---------------------------------
                                       Name:   Michael J. Vegh

                                       Title:  Portfolio Manager



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                                       MERRILL LYNCH BANK USA


                                       By:     /s/ Louis Alder
                                               ---------------------------------
                                       Name:   Louis Alder

                                       Title:  Director



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                                       THE BANK OF NEW YORK


                                       By:     /s/ Randolph E. J. Medrano
                                               ---------------------------------
                                       Name:   Randolph E. J. Medrano

                                       Title:  Vice President



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                                       THE BANK OF NOVA SCOTIA


                                       By:     /s/ Patrick G. Nome
                                               ---------------------------------
                                       Name:   Patrick G. Nome

                                       Title:  Director



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                                       THE NORTHERN TRUST COMPANY


                                       By:     /s/ John P. Brazzale
                                               ---------------------------------
                                       Name:   John P. Brazzale

                                       Title:  Vice President



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                                       TCF NATIONAL BANK


                                       By:     /s/ Judith L. Alligood
                                               ---------------------------------
                                       Name:   Judith L. Alligood

                                       Title:  Vice President



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                                       UMB BANK, N.A.


                                       By:     /s/ David A. Proffitt
                                               ---------------------------------
                                       Name:   David A. Proffitt

                                       Title:  Senior Vice President



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                                       WACHOVIA BANK, NATIONAL ASSOCIATION


                                       By:     /s/ Anthony D. Braxton
                                               ---------------------------------
                                       Name:   Anthony D. Braxton

                                       Title:  Director



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